SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2004

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State of incorporation)	Commission File Number	(IRS employer identification)

222 Piedmont Avenue NE NE Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 404-659-1224

Item 7. Financial Statements and Exhibits

(c) Exhibits

Number

99.1 Press release dated May 27, 2004, regarding earnings guidance of Oxford Industries, Inc. ("Oxford") for Oxford's fiscal 2005 year.

Item 12. Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of Oxford's press release dated May 27, 2004 reporting Oxford's earnings guidance for Oxford's fiscal 2005. This press release is not to be deemed filed pursuant to the Securities Exchange Act of 1934 or to form a part of the Registrant's public disclosure in the United States or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD INDUSTRIES, INC.

By:/s/Ben B. Blount, Jr.
Ben B. Blount, Jr.
Executive Vice President and
Chief Financial Officer

Date: May 27, 2004

Exhibit 99.1

Oxford Industries, Inc. Press Release

222 Piedmont Avenue, N.E. • Atlanta, Georgia 30308

Contact: J. Reese Lanier, Jr.

Telephone: (404) 653-1446

Fax: (404) 653-1545

E-Mail: rlanier@oxfordinc.com

FOR IMMEDIATE RELEASE

May 27, 2004

Oxford Industries Issues Guidance for Full Year and First Quarter of Fiscal 2005

ATLANTA, GA. Oxford Industries, Inc. (NYSE:OXM) today issued guidance for both the full year and first quarter of fiscal 2005. As previously announced, Oxford continues to be comfortable with prior guidance for the fourth quarter, ended May 28, 2004.

The Company believes that, for the full year of fiscal 2005, it is likely to report sales in the range of $1.150 billion to $1.175 billion. The Company currently expects earnings per fully diluted share to be between $2.55 and $2.65.

The Company expects first quarter sales in the range of $260 million to $270 million and first quarter earnings to be between $0.40 and $0.44 per share. The Company noted that last year's first quarter was the final quarter of fixture fill for the Lands' End programs at Sears stores. Despite the difficult first quarter comparison, sales to Sears/Lands' End are expected to be modestly higher for the full year.

J. Hicks Lanier, Chairman and Chief Executive Officer of Oxford, Inc. commented, "We continue to be very well positioned to grow both sales and earnings in the year ahead. Our Tommy Bahama business is performing very well and has an opportunity to increase business across all categories. We continue to manage our growth carefully, selecting premium store locations for both Tommy Bahama and the Indigo Palms denim brand and steadily increasing our penetration through existing wholesale accounts. Given what we believe is a tremendous opportunity to solidify the brand's position as one of a few, true lifestyle brands, we have decided to undertake a more aggressive stance on marketing in the year ahead. The most visible addition to our program will be the PGA sanctioned Tommy Bahama Golf Challenge, which CBS will air on New Year's Day. We believe it has the potential to significantly raise the profile of the brand and add to the momentum in the business."

Mr. Lanier continued, "We expect our legacy businesses to deliver a relatively flat performance versus fiscal 2004 for both sales and operating earnings. We expect sales growth in menswear, led by our branded golf, dress shirt and tailored clothing businesses. This growth will be offset by continued weakness in our private label womens business at Wal-Mart."

The company will hold a conference call with senior management to discuss guidance at 4:30 p.m. ET today. A live Webcast of the conference call will be available on the Company's Web site at www.oxfordinc.com. Please visit the Website at least 15 minutes early to register for the teleconference Webcast and download any necessary software.

(More)

A replay of the call will be available through June 10, 2004. To access the telephone replay, Participants should dial (877) 519-4471. The access code for the replay is 4814463. A replay of the Webcast will also be available following the conference call on Oxford Industries' corporate Website.

Oxford Industries, Inc. is a producer and marketer of branded and private label apparel for men, women and children. Oxford provides retailers and consumers with a wide variety of apparel products and services to suit their individual needs. Oxford's brands include Tommy Bahama®, Indigo Palms®, Island Soft®, Ely & Walker® and Oxford Golf®. The Company also holds exclusive licenses to produce and sell certain product categories under the Tommy Hilfiger®, Nautica®, Geoffrey Beene®, Slates®, Dockers® and Oscar de la Renta® labels. Oxford's customers are found in every major channel of distribution including national chains, specialty catalogs, mass merchants, department stores, specialty stores and Internet retailers.

The Company's common stock has traded on the NYSE since 1964 under the symbol OXM. For more information, please visit our website at www.oxfordinc.com.

CAUTIONARY STATEMENT FOR THE PURPOSE OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The matters in this press release that are forward-looking statements, including but not limited to statements about our expected business outlook, anticipated financial and operating results, the anticipated benefits of the Viewpoint acquisition, growth of particular product lines, strategies, contingencies, financing plans, working capital needs, sources of liquidity, estimated amounts and timing of capital expenditures and other expenditures, are based on current management expectations that involve certain risks which if realized, in whole or in part, could have a material adverse effect on Oxford's business, financial condition and results of operations, including, without limitation: (1) general economic cycles; (2) competitive conditions in our industry; (3) price deflation in worldwide apparel industry; (4) our ability to identify and respond to rapidly changing fashion trends and to offer innovative and upgraded products; (5) the price and availability of raw materials; (6) our dependence on and relationships with key customers; (7) the ability of our third party producers to deliver quality products in a timely manner; (8) potential disruptions in the operation of our distribution facilities; (9) economic and political conditions in the foreign countries in which we operate or source our products; (10) regulatory risks associated with importing products; (11) the impact of labor disputes and wars or acts of terrorism on our business; (12) increased competition from direct sourcing; (13) our ability to maintain our licenses; (14) our ability to protect our intellectual property and prevent our trademarks and service marks and goodwill from being harmed by competitors' products; (15) our reliance on key management; (16) our inability to retain premium pricing on Tommy Bahama products due to competitive or other factors; (17) the impact of reduced travel to resort locations on our sales; (18) risks related to our operation of restaurants under the Tommy Bahama name; (19) the integration of Viewpoint into our company; (20) the expansion of our business through the Viewpoint acquisition into new businesses; (21) our ability to successfully implement our growth plans for Tommy Bahama; (22) our ability to open new Tommy Bahama stores; and (23) unforeseen liabilities associated with the acquisition of Viewpoint and other businesses.

For a further discussion of significant factors to consider in connection with forward-looking statements concerning Oxford, reference is made to Exhibit 99.1 to Oxford's Current Report on Form 8-K dated July 16, 2003; other risks or uncertainties may be detailed from time to time in Oxford's future SEC filings. Oxford disclaims any duty to update any forward-looking statements.